EX-99.3

Exhibit 99.3

Introduction to Unaudited Pro Forma Consolidated Financial Statements

The following unaudited pro forma consolidated financial statements reflect adjustments to the New Era Marketing, Inc. historical statements of operations, for the six months ended September 30, 2006 and the year ended March 31, 2006 to give effect to the reverse merger with Fearless Yachts, LLC on December 6, 2006 as if the transaction took place on April 1, 2005. Fearless Yachts, LLC is treated as the accounting acquirer. The unaudited pro forma consolidated statements of income are not necessarily indicative of what the actual results of operations of New Era Marketing, Inc and Fearless Yachts, LLC would have been assuming the transaction had been completed as set forth above, nor do they purport to represent New Era Marketing, Inc.’s results of operations for future periods.

The following unaudited pro forma consolidated balance sheets reflect adjustments to New Era Marketing, Inc’s historical balance sheet at September 30, 2006 and March 30, 2006 to give effect to this reverse merger.

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and related notes of Fearless Yachts, LLC which are included in this form 8-K and the historical financial statements of New Era marketing, Inc. which are included with its filings to the SEC.

New Era Marketing, Inc.
Unaudited Proforma Condensed Consolidated Balance Sheet
March 31, 2006

					Consolidated
	New Era	Fearless	Proforma Adjustments		Balance
	Marketing, Inc	Yachts, LLC	Amount	Explanation	Sheet

ASSETS
Current Assets
Cash	$42,135	200,380	$(42,135)	a	200,380
Funds in escrow	12,199	-	(12,199)	a	-
Due from members		1,800			1,800
Total Current Assets	54,334	202,180	(54,334)		202,180

Fixed Assets
Boat Design		403,021			403,021
Marination Kit for Engines		265,000			265,000
Boat 28' Tooling		71,760			71,760
Total Fixed Assets		739,781			739,781

TOTAL ASSETS	$54,334	$941,961	$(54,334)		$941,961

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts payable and accrued expenses	$-	$-	$-		$-
Note payable managing member		914,203			914,203
Bridge loans payable (Note 8)		200,000			200,000
Total Current Liabilities		1,114,203			1,114,203

Commitments and contingencies (Note 7)

Stockholders' Equity
Preferred stock: $0.001 par value,
5,000,000 shares authorized: no shares issued and outstanding
Common stock: $0.001 par value, 840,000,000 shares authorized:	39,000		27,000	b
39,000,000 issued			(8,900)	e	57,100
Additional Paid in Capital	48,800		(95,900)	a, c	(47,100)
Members' Equity		10,000	(10,000)	e	-
Retained Earnings (Deficit)	(33,466)	(182,242)	33,466	a	(182,242)
Total Stockholders' Equity	54,334	(172,242)	(54,334)		(172,242)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$54,334	$941,961	$(54,334)		$941,961

The accompanying notes are an integral part of the financial statements.

New Era Marketing, Inc.
Unaudited Proforma Condensed Consolidated Balance Sheet
September 30, 2006

					Consolidated
	New Era	Fearless	Proforma Adjustments		Balance
	Marketing, Inc	Yachts, LLC	Amount	Explanation	Sheet

ASSETS
Current Assets
Cash	$1,225	76,340	$(1,225.00)	a	76,340
Funds in escrow	12,199	-	(12,199)	a	-
Due from members		3,600			3,600
Total Current Assets	13,424	79,940	(13,424)		79,940

Fixed Assets
Boat Design		711,546			711,546
Marination Kit for Engines		265,000			265,000
Boat 28' Tooling		300,000			300,000
Total Fixed Assets		1,276,546			1,276,546

TOTAL ASSETS	$13,424	$1,356,486	$(13,424)		$1,356,486

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts payable and accrued expenses	$-	$166,559	$(31,006)	c, d	$135,553
Note payable managing member		-			-
Bridge loans payable (Note 8)		930,707	326,914	d	1,257,621
Total Current Liabilities		1,097,266	295,908		1,393,174

Commitments and contingencies (Note 7)

Stockholders' Equity
Preferred stock: $0.001 par value,
5,000,000 shares authorized: no shares issued and outstanding
Common stock: $0.001 par value, 840,000,000 shares authorized:	39,000		(8,900)	b
39,000,000 outstanding			27,000	e	57,100
Additional Paid in Capital	48,800		546,064	b,	594,864
Members' Equity		900,924	(900,924)	e	-
Retained Earnings (Deficit)	(74,376)	(641,704)	27,428	c, a	(688,652)
Total Stockholders' Equity	13,424	259,220	(309,332)		(36,688)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$13,424	$1,356,486	$(13,424)		$1,356,486

The accompanying notes are an integral part of the financial statements.

New Era Marketing, Inc.
Unaudited Proforma Condensed Consolidated Statement of Operations
For Twelve Months Ended March 31, 2006

	New Era	Fearless	Proforma Adjustments
	Marketing, Inc	Yachts, LLC	Amount	Explanation	Proforma

Revenues	$2,500	$-	$-		$2,500

Expenses
Marketing	-	-	-		-
Promotions/Boat shows		73,517			73,517
Travel		38,779			38,779
Professional Fees		3,802			3,802
Salaries		-			-
Contract Labor		15,239			15,239
Other General & Administrative Expenses	35,966	2,343			38,309
Bridge Loan Fees		-			-
Interest Expense		-			-

Total Expenses	35,966	133,680	-		169,646

Net (loss)	$(33,466)	$(133,680)	$-		$(167,146)

Basic (Loss) per Share	$(0.02)				$(0.02)

Weighted Average Number of Shares	1,704,545				1,704,545
Outstanding

The accompanying notes are an integral part of the financial statements.

New Era Marketing, Inc.
Unaudited Proforma Condensed Consolidated Statement of Operations
For Six Months Ended September 30, 2006

	New Era	Fearless	Proforma Adjustments
	Marketing, Inc	Yachts, LLC	Amount	Explanation	Proforma

Expenses
Marketing	$-	$79,050	$-		$79,050
Promotions/Boat shows		22,914			22,914
Travel		27,644			27,644
Professional Fees		74,322			74,322
Salaries		69,270			69,270
Contract Labor		27,005			27,005
Other General & Administrative Expenses	40,910	2,265			43,175
Bridge Loan Fees		125,987			125,987
Interest Expense		31,006	46,948	c	77,954

Total Expenses	40,910	459,463	46,948		547,321

Net (loss)	$(40,910)	$(459,463)	$(46,948)		$(547,321)

Basic (Loss) per Share	$(0.01)				$(0.01)

Weighted Average Number of Shares	3,250,000				3,250,000
Outstanding

The accompanying notes are an integral part of the financial statements.

New Era Marketing, Inc.
Notes to Unaudited Condensed Consolidated Financial Statements

a:	Adjustment for assets not included in the merger
b:	Surrender and cancellation of 8,900,000 shares
c:	Record additional interest on notes per note holder agreement	$46,948

d:	Exchange of new New Era Notes for Fearless Bridge Loans and	$1,179,667
	accrued interest	$77,954

e:	Issuance of common stock in exchange for Fearless' Members'
	Equity in acquisition